LIBERTY INTERMEDIATE GOVERNMENT FUND
                         LIBERTY FEDERAL SECURITIES FUND

                      Supplement to Prospectuses dated January 1, 2001


The prospectuses are amended as follows:


(1) The first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES for the Liberty Intermediate Government Fund is replaced with the following:

         Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's, Fitch Inc. or another rating agency. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

(2) The first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES for the Liberty Federal Securities Fund is replaced with the following:

         Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's, Fitch Inc. or another rating agency. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.


(3) The following paragraph is added under the caption PRINCIPAL INVESTMENT RISKS for the Liberty Intermediate Government Fund:

         Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


(4) The first sentence under the sub-caption Short Sales under the caption OTHER INVESTMENT STRATEGIES AND RISKS is replaced with the following:

         A Fund's short sales are subject to special risks.






GOV-36/887H-1001                                               November 1, 2001

                  LIBERTY INTERMEDIATE GOVERNMENT FUND
                     LIBERTY FEDERAL SECURITIES FUND

          Supplement to the Statement of Additional Information
                          dated January 1, 2001


The Funds' Statement of Additional Information is amended as follows:

       The second non-fundamental investment policy under the caption OTHER INVESTMENT POLICIES is deleted in its entirety.











GOV-35/888H-1001                                              November 1, 2001